TAX-EXEMPT FIXED INCOME FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SUPPLEMENT DATED OCTOBER 13, 2016 TO

PROSPECTUS DATED JULY 31, 2016

The fourth paragraph under the section entitled “OTHER FUND SERVICES” on page 42 of the Prospectus is replaced with the following:

Each Fund may invest its uninvested cash in a money market fund advised by the Investment Adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. Currently, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Northern Institutional Funds U.S. Government Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, the Investment Adviser will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	FIX SPT TF (10/16)

NORTHERN FUNDS PROSPECTUS